NYTEX ENERGY HOLDINGS, INC., DBA SABLE NATURAL RESOURCES
WARRANT
THIS WARRANT AND THE WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE WARRANT SHARES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NYTEX ENERGY HOLDINGS, INC., DBA SABLE NATURAL RESOURCES THAT SUCH REGISTRATION IS NOT REQUIRED.
Issuer:            NYTEX Energy Holdings, Inc., dba Sable Natural Resources
Class of Stock:        Common Stock
Issue Date:        October __, 2014
Expiration Date:    October __, 2016
Warrant No.        _________

This Warrant (this “Warrant”) is being issued in connection with the Loan Agreement, dated October 14, 2014 (the “Loan Agreement”) between Sable Operating Company, a wholly-owned subsidiary of the Company (“Borrower”), and, among others __________________________, (the “Holder”). The Company and the Holder may hereinafter be referred to individually as a “Party” or collectively as the “Parties.” All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Loan Agreement.
This Warrant is one of the Warrants (each as defined in the Loan Agreement) issued in connection with the Borrower’s issuance of certain promissory notes pursuant to the Loan Agreement.
1.Number of Shares. In connection with the issuance by Borrower of a Note (as defined in the Loan Agreement) pursuant to the Loan Agreement, NYTEX Energy Holdings, Inc., dba Sable Natural Resources (the “Company”) hereby grants to the Holder, pursuant to this Warrant, subject to the terms and condition set forth herein, the right to purchase __________________ shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at a price per share equal to the Exercise Price set forth in Section 2 below.
2.    Exercise Price. The exercise price for the Warrant Shares shall be $.50 per Share, as adjusted pursuant to Section 6 (the “Exercise Price”).
3.    Exercise Period. The Warrant may be exercised (the “Exercise Period”) commencing on the date set forth above as the Issue Date (the “Issue Date”) and ending on the date set forth above as the Expiration Date (the “Expiration Date”).
4.    Method of Exercise. This Warrant may be exercised in whole or in part, at any time or from time to time during the Exercise Period, by surrender of this Warrant and delivery of a completed Exercise Form attached hereto as Schedule A, duly executed and directed to the Company at its principal place of business, accompanied by certified funds payable to the Company in the amount of the appropriate Exercise Price. Upon receipt of the Exercise Form and the Exercise Price, the Company shall make prompt delivery or cause to be delivered (in any event within three (3) Business Days (as defined in the Loan Agreement) of receipt of the Exercise Form and Exercise Price) of a certificate evidencing the number of whole Warrant Shares to which the Holder may be entitled, and pay to the Holder, in lieu of issuing any fractional Share, cash in an amount equal to the amount of any fraction associated with any such fractional Share multiplied by the then effective Exercise Price. In case of the purchase of less than all the Warrant Shares purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the Warrant Shares purchasable hereunder.
5.    Rights as Stockholder. The Holder shall have no rights as a stockholder of the Company with respect to any Warrant Shares prior to the exercise of this Warrant, and then only with respect to those shares of Common Stock actually acquired upon such due and proper exercise.
6.    Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price and the number of Warrant Shares (or amount of other securities or property) shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 6.
(a)    Subdivision or Combination of Stock. If, with respect to the Common Stock, the Company shall effect a stock dividend or stock split or subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such stock dividend, stock split or subdivision shall be proportionately reduced, and conversely, if the Company shall effect a reverse stock split or combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such reverse stock split or combination shall be proportionately increased. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.
(b)    Reorganization, Reclassification, Consolidation, Merger or Sale. If any reclassification, recapitalization or reorganization, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other similar transaction, shall be effected in such a way that holders of Common Stock shall be entitled to receive, with respect to or in exchange for their shares of Common Stock, securities or other assets or property (an “Organic Change”) and the Company is the resulting or surviving corporation of such Organic Change, then, as a condition of such Organic Change, provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company purchasable and receivable upon the exercise of this Warrant immediately prior to such Organic Change) such shares of stock, securities or other assets or property as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of outstanding shares of such Common Stock purchasable and receivable upon the exercise of this Warrant immediately prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares (or amount of stock, other securities or property) purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or property thereafter deliverable upon the exercise hereof. In the event of any Organic Change pursuant to which the Company is not the surviving or resulting corporation, prior to the consummation thereof, the corporation resulting from such Organic Change or the corporation purchasing such assets shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.
(c)    Other Adjustments. If, after the date hereof, the Company shall issue or sell any Equity Securities (as defined below) at an effective price per share less than the then effective Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), then the then effective Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 6(c) in respect of Exempt Issuances (as defined below).
(i)    The Company shall notify the Holder in writing as promptly as reasonably possible following the issuance of any Equity Securities subject to this section, indicating therein the applicable issuance price, or of any applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance notice pursuant to this Section 6, upon the occurrence of any Dilutive Issuance while this Warrant is outstanding, after the date of such Dilutive Issuance, the Holder is entitled to the reduced Exercise Price regardless of whether the Holder accurately refers to the reduced Exercise Price in the Exercise Notice.
(ii)    For purposes of this Section 6(c), the following definitions shall apply:

1.
“Common Stock Equivalents” means any securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

2.	“Equity Securities” means (i) Common Stock and (ii) Common Stock Equivalents.

3.
“Exempt Issuance” means (i) any Equity Securities issued or issuable pursuant to options, warrants or other rights issued or issuable to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to equity incentive plans or other employee benefit arrangements; (ii) any Equity Securities issued or issuable pursuant to any rights or agreements, stock options, warrants or convertible securities outstanding as of the issuance date of this Warrant; (iii) any Equity Securities issued or issuable for consideration other than cash pursuant to a merger, consolidation, strategic alliance, acquisition or similar business combination; (iv) any Equity Securities issued or issuable in connection with any stock split, stock dividend, distribution or recapitalization by the Company; and (v) any Equity Securities issued or issuable pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution.

(d)    No Impairment. The Company shall not, by amendment of its articles or certificate of incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times assist in carrying out all of the provisions of this Warrant and in taking all such action as may be reasonably necessary or appropriate to protect the Holder’s rights hereunder against impairment. If the Company takes any action affecting its Common Stock other than as described above that adversely affects the Holder’s rights under this Warrant, the Exercise Price shall be adjusted downward and the number of Warrant Shares shall be adjusted upward in such a manner that the aggregate Exercise Price of this Warrant is unchanged.
(e)    Notices of Change.
(i)    Promptly upon any adjustment in the number or class of shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, and furnish the Holder with a certificate from its Chief Financial Officer setting forth in reasonable detail such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish the Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.
(ii)    The Company shall give written notice to the Holder at least twenty (20) Business Days prior to the date on which the Company closes its books or takes a record for determining rights of the holders of its Common Stock to receive any dividends or distributions (whether payable in cash, securities or other property).
(iii)    The Company shall also give written notice to the Holder at least twenty (20) Business Days prior to the date on which an Organic Change shall take place.
(iv)    The Company shall give written notice to the Holder at least twenty (20) Business Days prior to the effective date of any proposed liquidation, or dissolution or winding up of the Company.
(f)    Calculations. All calculations under this Section 6 shall be made to the nearest 1/10th of a cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
(g)    Adjustments. Notwithstanding any provision of this Section 6, no adjustment of the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments that by reason of this Section 6(g) are not required to be made shall be carried forward and taken into account for purposes of any subsequent adjustment.
7.    Investment Representations.
(a)    The Holder represents and warrants to the Company that the Holder is acquiring the Warrant and the Warrant Shares for the Holder’s own account for the purpose of investment and not with a view toward resale or other distribution thereof in violation of the Act. The Holder acknowledges the effect of the representations and warranties is that the economic risk of the investment in the Warrant and the Warrant Shares must be borne by the Holder. These representations and warranties shall be deemed to be continuing representations and warranties and shall be in full force and effect upon such exercise of the Warrant. The Holder represents and warrants it such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.
(b)    In order to enable the Company to comply with the Act and any relevant federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation, the Company may require the Holder, as a condition of the exercising of the Warrant, to give written assurance satisfactory to the Company that the shares of Common Stock subject to the Warrant are being acquired for its own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares of Common Stock either shall be made pursuant to a registration statement under the Act, which shall become effective and is current with regard to the shares of Common Stock being sold, or shall be made pursuant to an exemption from registration under the Act. If any Warrant Shares are not subject to an effective registration statement under the Act, the certificates evidencing such shall bear the following restrictive legend or a substantially similar legend:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NYTEX ENERGY HOLDINGS, INC., DBA SABLE NATURAL RESOURCES THAT SUCH REGISTRATION IS NOT REQUIRED.”
(c)    The Holder represents and warrants that the Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D of the Act.
8.    Transfer.
(a)    Transfer Restricted. This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided in the legend hereon and in accordance with and subject to provisions of (i) all applicable state securities Laws and (ii) the Act, and the rules and regulations promulgated thereunder. Any purported transfer or assignment made other than in accordance with this Section 8 shall be null and void and of no force and effect.
(b)    Assignment. Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal place of business as set forth below with a Form of Assignment in substantially the form attached hereto as Exhibit B, duly completed and executed and funds sufficient to pay any transfer tax, if any. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment in the amount so assigned and this Warrant shall be promptly canceled; provided, however, that in the event that the Holder hereof shall assign or transfer less than the full amount of this Warrant, a new Warrant evidencing the remaining portion of this Warrant not so assigned or transferred shall be issued in the name of the Holder, at the sole expense of the Company.
9.    Loss, etc. of Warrant. Upon (i) receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant, (ii) receipt of indemnity reasonably satisfactory to the Company, if the Warrant is lost, stolen, or destroyed, (iii) placement of a bond (if required by the Company) and indemnity satisfactory in form and substance to the Company, and (iv) surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.
10.    Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock shall be made without charge to the Holder for any issuance tax in respect of such issuance (including documentary, stamp or similar tax) or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Common Stock, other than any transfer taxes resulting from the transfer of converted shares to a person or persons other than the converting holder. Upon exercise of this Warrant, the Company shall take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion shall be validly issued, fully paid, and nonassessable.
11.    Due Authorization; Compliance. The authorization, sale, issuance and delivery of the Warrant have been approved by all requisite corporate action of the Company. The exercise of the Warrant into shares of Common Stock are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with at or prior to Closing of the Loan Agreement.
12.    GOVERNING LAW; VENUE. THIS WARRANT, AND ALL CLAIMS RELATIONG TO OR ARISING OUT OF THIS WARRANT OR THE BREACH THEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS RULES OR PRINCIPLES THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SERVING DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ANY ACTION ARISING OUT OF THIS WARRANT, OR THE SUBJECT MATTER HEREOF. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION (A) THAT SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, (B) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, (C) THAT IT IS IMMUNE FROM ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ITS PROPERTY, (D) THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR (E) THAT THIS WARRANT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS. IN THE EVENT THAT ANY PROVISION OF THIS WARRANT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM TO SUCH STATUTE OR RULE OF LAW SO LONG AS THE ECONOMIC OR LEGAL SUBSTANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT AFFECTED IN ANY MANNER MATERIALLY ADVERSE TO ANY PARTY. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS WARRANT, WHICH SHALL REMAIN ENFORCEABLE IN ACCORDANCE WITH ITS RESPECTIVE TERMS.
13.    Reservation of Shares; Issuance of Shares. The Company has reserved and will keep available, out of the authorized and unissued shares of Common Stock, the full number of Warrant Shares sufficient to provide for the exercise of the rights of the Holder hereunder. The Company covenants and agrees that, in accordance with the terms herein, all shares of Common Stock that may be delivered upon the appropriate exercise of the Warrant will, upon delivery, be duly paid and non-assessable and shall be free from all taxes, liens and charges with respect to the purchase thereof hereunder.
14.    Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and permitted assigns.
15.    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given and sent as follows:
(a)    upon personal delivery to the party to be notified;
(b)    when sent by confirmed facsimile if sent during normal business hours of the recipient, or if delivered after normal business hours, then on the next Business Day;
(c)    three (3) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or
(d)    one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.
If to the Company, to:
NYTEX Energy Holdings, Inc., dba Sable Natural Resources
12222 Merit Drive, Suite 1850
Dallas, Texas 75251
Attention: Michael Galvis, Chief Executive Officer
Facsimile: 972-770-4701
with a copy (which shall not constitute notice) to:
Winstead P.C.
500 Winstead Building
2728 N. Harwood St.
Dallas, Texas 75201
Attention: Christopher D. Williams, Esq.
Facsimile: 214-745-5390
If to the Holder, to:
_____________________________
_____________________________
_____________________________
Attention: _____________________
Facsimile: _____________________

with a copy (which shall not constitute notice) to:

________________________________________
________________________________________
________________________________________
________________________________________
Attention:_______________________________
Facsimile:_______________________________

or at such other address as the Company or the Holder may designate by written notice to the other in accordance with this Section 15.
16.    Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys fees.
17.    Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.
[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on the ___day of ___________, 2014.
NYTEX ENERGY HOLDINGS, INC., DBA SABLE NATURAL RESOURCES
By: _________________________________
Name: _______________________________
Title: ________________________________

SCHEDULE A
EXERCISE FORM
(To be Executed by the Registered Holder to Exercise the Rights to Purchase Common Shares Evidenced by the Warrant)

NYTEX Energy Holdings, Inc., dba Sable Natural Resources
12222 Merit Drive, Suite 1850
Dallas, Texas 75251

The undersigned, __________________________, hereby irrevocably subscribes for __________ shares of Common Stock in NYTEX Energy Holdings, Inc., dba Sable Natural Resources pursuant to and in accordance with the terms and conditions of the Warrant dated as of October ___, 2014, and herewith makes payment of $______________ therefore, and requests that a certificate for such shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. The undersigned makes the representations and warranties set forth in Section 7 of the Warrant.
As provided for in the Warrant, the undersigned further requests that, in the event the number of shares subscribed for herein shall not be all of the shares of Common Stock in NYTEX Energy Holdings, Inc., dba Sable Natural Resources purchasable under the Warrant, a new Warrant of like tenor for the balance of the warrant not exercised be delivered to the undersigned.
Name:
Signed:
Address:

Date:
SCHEDULE B
ASSIGNMENT FORM
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant)
FOR VALUE RECEIVED, ____________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	Number of Shares

By:
Name:
Title:
Signature Guaranteed:
By:
The signature should be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

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